UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934



               Date of report:  December 10, 2003
                (Date of earliest event reported)



                        INTEL CORPORATION
       (Exact Name of Registrant as Specified in Charter)



      Delaware               0-6217              94-1672743
     (State of          (Commission File        (IRS Employer
   Incorporation)           Number)          Identification No.)



        2200 Mission College Blvd., Santa Clara, CA 95052
      (Address of Principal Executive Offices and Zip Code)



                         (408) 765-8080
      (Registrant's telephone number, including area code)

Item 9.     REGULATION FD DISCLOSURE

            Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Intel Corporation's announcement regarding a reorganization of certain business units as presented in a press release on December 10, 2003. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.


                             SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2003            INTEL CORPORATION
                                   (Registrant)

                                   By:  /s/F. Thomas Dunlap, Jr.
                                        ------------------------
                                        F. Thomas Dunlap, Jr.
                                        Senior Vice President,
                                        General Counsel

                           EXHIBIT 99.1

                          PRESS RELEASE


CONTACT:  Bill Calder
(503) 264-5669
bill.calder@intel.com


              INTEL TO COMBINE COMMUNICATIONS GROUPS

SANTA CLARA, Calif., Dec.10, 2003 - Intel Corporation today announced that it is combining its communications-related businesses into a single organization, the Intel Communications Group (ICG).

      Intel's communications efforts -- providing building blocks for the communications infrastructure and the cellular and handheld computing market segments -- have been divided between two groups, ICG and the Wireless Communications and Computing Group (WCCG). The newly combined organization will be headed by Sean Maloney, Intel executive vice president and general manager of ICG.

Separately, the company announced that Ron Smith, Intel senior vice president and general manager of Intel's WCCG unit, will retire early next year.

      "We continue to drive the convergence of computing and communications through our product line-up, and with this we see wireless local area networking and wide area cellular technologies coming together," said Intel CEO Craig Barrett. "Consolidation gives us better product planning and customer focus in these strategically critical areas going forward."

      ICG will assume WCCG's product portfolio in addition to its current focus on network processors, wireless LAN chipsets, gigabit networking solutions, network cards and related infrastructure technologies. WCCG products include processors based on Intel XScale technology; along with chipsets, reference designs, software and other technologies built around the Intel(R) Personal Internet Client Architecture (Intel(R) PCA). It also includes Intel's flash memory business and digital signal processing activities.

      Smith, 53, is a 26-year veteran of the company who led Intel's movement into CMOS with the development of the process for manufacturing Intel's 80386 processor. He went on to lead Intel's embedded processor and PCI components divisions. More recently, as general manager of WCCG, he led Intel's efforts in flash memory and processors based on Intel(R) XScale(R) technology for the cellular and handheld computing market segments.

      "Ron has played an instrumental role at this company and had many successes in a number of diverse areas over the years," said Barrett. "He's been a key contributor to our success, and he will be missed. We wish him well in his retirement."

      Intel, the world's largest chip maker, is also a leading manufacturer of computer, networking and communications products. Additional information about Intel is available at www.intel.com/pressroom.

                               -30-

Intel is a trademark of Intel Corporation or its subsidiaries in the United States and other countries.
* Other names and brands may be claimed as the property of others.